UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2008

TRANSATLANTIC PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Alberta, Canada	000-31643	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1840, 444 – 5th Ave., SW Calgary, Alberta, Canada	T2P 2T8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (403) 262-8556

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 4, 2008, TransAtlantic Petroleum Corp. (the “Company”) filed its Notice of Meeting and Record Date with the Canadian Securities Administrators on SEDAR (“SEDAR”).

On March 18, 2008, the Company filed on SEDAR its Amended Notice of Meeting and Record Date.

On March 31, 2008, the Company filed on SEDAR its Form 13-502F1, Class 1 Reporting Issuers – Participation Fee.

On March 31, 2008, the Company filed on SEDAR its Form 51-101F3, Report of Management and Directors on Reserves Data and Other Information.

On April 30, 2008, the Company filed on SEDAR its Financial Statements Request Form.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Notice of Meeting and Record Date.

99.2	Amended Notice of Meeting and Record Date.

99.3	Form 13-502F1, Class 1 Reporting Issuers – Participation Fee.

99.4	Form 51-101F3, Report of Management and Directors on Reserves Data and Other Information.

99.5	Financial Statements Request Form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2008

TRANSATLANTIC PETROLEUM CORP.

By:	/s/ Jeffrey S. Mecom
Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Meeting and Record Date

99.2	Amended Notice of Meeting and Record Date

99.3	Form 13-502F1, Class 1 Reporting Issuers – Participation Fee

99.4	Form 51-101F3, Report of Management and Directors on Reserves Data and Other Information

99.5	Financial Statements Request Form

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